Combined Financial Statements


CONCORD CONFECTIONS INC.,
TERRA ROUGE ESTATES INC. AND
ALPHARETTA CONFECTIONS INC.


June 27, 2004


(unaudited)

CONCORD CONFECTIONS INC., TERRA ESTATES INC.
AND ALPHARETTA CONFECTIONS INC.
TABLE OF CONTENTS
JUNE 27, 2004
--------------------------------------------------------------------------------




                                                                            Page
                                                                            ----

Combined Balance Sheet                                                        1


Combined Statement of Income                                                  2


Combined Statement of Stockholders' Equity                                    3


Combined Statement of Cash Flows                                              4


Notes to the Combined Financial Statements                                   5-6

CONCORD CONFECTIONS INC., TERRA ROUGE ESTATES INC.
AND ALPHARETTA CONFECTIONS INC.
COMBINED BALANCE SHEET
JUNE 27, 2004
(IN CANADIAN DOLLARS)
(UNAUDITED)
--------------------------------------------------------------------------------


ASSETS

CURRENT
     Cash                                                          $    497,506
     Accounts receivable (net of $139,580 allowance
        for doubtful accounts)                                       12,389,648
     Inventories (Note 3)                                            12,253,950
     Current portion of lease receivable (Note 4)                       471,826
     Other assets                                                     1,238,755
     Due from related party                                             472,906
--------------------------------------------------------------------------------
                                                                     27,324,591
LONG-TERM INVESTMENTS                                                 7,736,387
CAPITAL ASSETS                                                       44,512,025
INTANGIBLES                                                           7,308,462
DERIVATIVE INSTRUMENTS                                                7,307,062
LEASE RECEIVABLE (Note 4)                                             2,253,951
DEFERRED FINANCING COSTS                                                 23,191
--------------------------------------------------------------------------------
                                                                   $ 96,465,669
================================================================================

LIABILITIES

CURRENT
     Bank indebtedness                                             $  6,221,168
     Accounts payable and accruals                                   13,114,735
     Income taxes payable                                               179,550
     Deferred income taxes                                            2,643,185
     Current portion of long-term debt                               24,397,254
--------------------------------------------------------------------------------
                                                                     46,555,892
LONG-TERM DEBT                                                        2,072,616
DEFERRED INCOME TAXES                                                 2,086,605
-------------------------------------------------------------------------------
                                                                     50,715,113
-------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY
CAPITAL STOCK                                                           270,949
RETAINED EARNINGS                                                    45,279,454
ACCUMULATED OTHER COMPREHENSIVE INCOME                                  200,153
-------------------------------------------------------------------------------
                                                                     45,750,556
-------------------------------------------------------------------------------
                                                                   $ 96,465,669
================================================================================

           See accompanying notes to the combined financial statements

CONCORD CONFECTIONS INC., TERRA ROUGE ESTATES INC.
AND ALPHARETTA CONFECTIONS INC.
COMBINED STATEMENT OF INCOME
179-DAY PERIOD ENDED JUNE 27, 2004
(IN CANADIAN DOLLARS)
(UNAUDITED)
--------------------------------------------------------------------------------


SALES                                                               $52,327,395

COST OF GOODS SOLD                                                   38,493,391
--------------------------------------------------------------------------------
GROSS PROFIT                                                         13,834,004
--------------------------------------------------------------------------------

EXPENSES
     Selling, general and administrative                             11,010,550
     Foreign exchange losses                                            296,506
     Interest and bank charges, net                                     695,264
--------------------------------------------------------------------------------
                                                                     12,002,320
--------------------------------------------------------------------------------

INCOME BEFORE UNDERNOTED ITEMS                                        1,831,684

EQUITY INCOME IN LONG-TERM INVESTMENTS                                  710,321
--------------------------------------------------------------------------------
INCOME BEFORE INCOME TAXES                                            2,542,005
--------------------------------------------------------------------------------

INCOME TAXES
     Current                                                          2,092,627
     Deferred                                                        (1,475,000)
--------------------------------------------------------------------------------
                                                                        617,627
--------------------------------------------------------------------------------
NET INCOME                                                          $ 1,924,378
================================================================================

           See accompanying notes to the combined financial statements


CONCORD CONFECTIONS INC., TERRA ROUGE ESTATES INC.
AND ALPHARETTA CONFECTIONS INC.
COMBINED STATEMENT OF STOCKHOLDERS' EQUITY
179-DAY PERIOD ENDED JUNE 27, 2004
(IN CANADIAN DOLLARS)
(UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                           Accumulated
                                                                                                               Other
                                                                       Comprehensive         Retained      Comprehensive    Common
                                                         TOTAL            Income             Earnings          Income       Stock
                                                     --------------  ------------------  ---------------   -------------  ----------

Beginning of period                                   $ 43,838,589       $         -       $ 43,355,076      $ 212,564     $ 270,949
     Comprehensive income
        Net income                                       1,924,378         1,924,378          1,924,378              -             -
        Other comprehensive loss, net of tax
           Foreign currency translation adjustments        (12,411)          (12,411)                 -                            -
                                                                     ----------------

        Other comprehensive loss                                 -           (12,411)                 -        (12,411)            -
                                                                     ----------------

     Comprehensive income                                        -       $ 1,911,967                  -              -             -
                                                     --------------                      -------------------------------------------
End of period                                         $ 45,750,556                         $ 45,279,454      $ 200,153     $ 270,949
                                                     ==============                      ===========================================

                                                  See accompanying notes to the combined fintements

                                                                                                                         Page 3 of 6


CONCORD CONFECTIONS INC., TERRA ROUGE ESTATES INC.
AND ALPHARETTA CONFECTIONS INC.
COMBINED STATEMENT OF CASH FLOWS
179-DAY PERIOD ENDED JUNE 27, 2004
(IN CANADIAN DOLLARS)
(UNAUDITED)
--------------------------------------------------------------------------------


NET INFLOW (OUTFLOW) OF CASH RELATED
     TO THE FOLLOWING ACTIVITIES

OPERATING
     Net income                                                     $ 1,924,378
     Items not affecting cash
        Depreciation and amortization                                 2,035,083
        Equity income in long-term investments                         (710,321)
        Derivative instruments                                        4,495,446
        Deferred income taxes                                        (1,475,000)
        Foreign exchange                                                (12,411)
        Accounts receivable                                          (6,353,137)
        Income tax recoverable                                          678,098
        Inventories                                                   4,419,882
        Other assets                                                   (140,701)
        Due from related party                                          (93,492)
        Account payable and accruals                                    (10,015)
--------------------------------------------------------------------------------
                                                                      4,757,810
--------------------------------------------------------------------------------

INVESTING
     Lease receivable                                                (2,725,777)
     Purchase of capital assets                                        (849,425)
--------------------------------------------------------------------------------
                                                                     (3,575,202)
--------------------------------------------------------------------------------

FINANCING
     Repayment of mortgage payable                                     (267,951)
     Repayment of term bank loans                                    (2,570,746)
     Increase in term bank loans                                      1,942,750
     Bank indebtedness                                                 (440,406)
     Due to Fleer Espanola, S.A.                                        (46,108)
--------------------------------------------------------------------------------
                                                                     (1,382,461)
--------------------------------------------------------------------------------

CHANGE IN CASH                                                         (199,853)

CASH, BEGINNING OF PERIOD                                               697,359
--------------------------------------------------------------------------------
CASH, END OF PERIOD                                                 $   497,506
================================================================================

SUPPLEMENTARY CASH FLOW INFORMATION
     Interest paid                                                  $   667,546
     Income taxes paid                                              $ 1,447,405

           See accompanying notes to the combined financial statements

CONCORD CONFECTIONS INC., TERRA ESTATES INC.
AND ALPHARETTA CONFECTIONS INC.
NOTES TO THE COMBINED FINANCIAL STATEMENTS
JUNE 27, 2004
(IN CANADIAN DOLLARS, UNLESS OTHERWISE SPECIFIED)
(UNAUDITED)
--------------------------------------------------------------------------------


1.   BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

     The accompanying unaudited combined interim financial statements include the accounts of Concord Confections Inc., Terra Rouge Estates Inc. and Alpharetta Confections Inc. ("the Company") and have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information and in accordance with the rules and regulations of the United States Securities and Exchange Commission ("SEC"). Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. These unaudited combined interim financial statements reflect all adjustments which are, in the opinion of management, necessary for a fair presentation of the results for the interim period. These unaudited combined interim financial statements should be read in conjunction with the December 31, 2003 combined financial statements and the related notes thereto. The accounting policies presented in Note 2 to the annual financial statements have been consistently applied in these interim financial statements. Operating results for the 179-day period ended June 27, 2004 are not necessarily indicative of the results that may be expected for the fiscal year ending December 31, 2004. The Company traditionally recognizes a larger percentage of its sales in the third quarter. All significant intercompany transactions have been eliminated in combination.

     These unaudited combined interim financial statements have been prepared in conformity with GAAP, and include estimates and assumptions by management that affect the amounts reported in the combined financial statements. Actual results could differ from these estimates.

2.   INVENTORIES

     Raw materials                                                 $  5,908,296
     Work-in-process                                                  2,243,245
     Finished goods                                                   4,102,409
     ---------------------------------------------------------------------------
                                                                   $ 12,253,950
     ===========================================================================

                                                                     Page 5 0f 6

CONCORD CONFECTIONS INC., TERRA ESTATES INC.
AND ALPHARETTA CONFECTIONS INC.
NOTES TO THE COMBINED FINANCIAL STATEMENTS
JUNE 27, 2004
(IN CANADIAN DOLLARS, UNLESS OTHERWISE SPECIFIED)
(UNAUDITED)
--------------------------------------------------------------------------------


3.   SEGMENTED INFORMATION

     The Company operates in the manufacturing sales of confectionery products with three distinct operating segments. The three segments are Concord Confections Inc. ("Concord"), Terra Rouge Estates Inc. ("Terra Rouge") and Alpharetta Confections Inc. ("Alpharetta").

     Concord manufactures and sells confectionery products, Terra Rouge holds real estate investments, some of which are used by Concord in their operations and Alpharetta functions as a marketing and sales company selling Concord products in the United States.


     Operating segments                    TERRA
                          CONCORD          ROUGE         ALPHARETTA       COMBINED
                        ------------    ------------    ------------    -------------

     Sales              $ 51,709,318    $ 1,347,827     $ 5,734,836     $ 58,791,981
     Intercompany sales            -       (729,750)     (5,734,836)       6,464,586)
     --------------------------------------------------------------------------------
                        $ 51,709,318    $   618,077     $         -     $ 52,327,395
     ================================================================================
     Net income (loss)  $  7,546,025    $(440,852)      $(5,180,795)    $  1,924,378
     ================================================================================


4.   MARS CONTRACT

     On October 17, 2003, the Company entered into a co-manufacturing Agreement (the "Agreement") with Masterfoods USA, a division of Mars, Incorporated ("Mars"). The Agreement stipulates that the Company will purchase and install agreed upon equipment (the "Equipment"), which will be exclusively used to manufacture product for Mars for the duration of the term of the Agreement, that being twenty-four months unless terminated early by either party. In addition to paying an agreed upon price for the products, Mars will repay the Company the total cost of the equipment based on an even five year monthly payment schedule and 7% interest per annum. Upon expiration or any termination of the Agreement, Mars will purchase the Equipment for a purchase price equal to the aggregate amount of all then remaining principal payments.

     As required under EITF 01-8 "Determining whether an arrangement contains a lease", the Company has treated the principal payments receivable from Mars as a direct financing lease under SFAS No. 13 "Accounting for Leases".

5.   SUBSEQUENT EVENTS

     On August 2, 2004, the Company settled certain forward foreign exchange contracts prior to their stated maturity for gains of $6,285,600.

     On August 30, 2004, Tootsie Roll Industries, Inc. and it affiliate companies completed an asset purchase transaction of the Company pursuant to a purchase agreement dated August 11, 2004 and as amended by a purchase agreement dated August 27, 2004.

     On August 30, 2004, the Company fully repaid its long-term debt.

Combined Financial Statements



CONCORD CONFECTIONS INC.,
TERRA ROUGE ESTATES INC. AND
ALPHARETTA CONFECTIONS INC.



December 31, 2003

Deloitte                                                 Deloitte & Touche LLP
                                                         1 City Centre Drive
                                                         Suite 500
                                                         Mississauga ON  L5B 1M2
                                                         Canada

                                                         Tel: (416) 601-6150
                                                         Fax: (416) 601-6151
                                                         www.deloitte.ca




REPORT OF INDEPENDENT REGISTERED
CHARTERED ACCOUNTANTS FIRM


To the Board of Directors of
Tootsie Roll Industries, Inc.


We have audited the accompanying combined balance sheet of Concord Confections Inc., Terra Rouge Estates Inc. and Alpharetta Confections Inc. ("the Company") as at December 31, 2003 and the combined statements of income, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Canadian generally accepted auditing standards and the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, these combined financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 2003 and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.





Chartered Accountants

Toronto, Ontario
October 12, 2004

                                                        Member of
                                                        Deloitte Touche Tohmatsu

CONCORD CONFECTIONS INC., TERRA ROUGE ESTATES INC.
AND ALPHARETTA CONFECTIONS INC.
TABLE OF CONTENTS
DECEMBER 31, 2003
--------------------------------------------------------------------------------



                                                                            Page
                                                                            ----

Combined Balance Sheet                                                         1


Combined Statement of Income                                                   2


Combined Statement of Changes in Stockholders' Equity                          3


Combined Statement of Cash Flows                                               4


Notes to the Combined Financial Statements                                  5-16

CONCORD CONFECTIONS INC., TERRA ROUGE ESTATES INC.
AND ALPHARETTA CONFECTIONS INC.
COMBINED BALANCE SHEET
DECEMBER 31, 2003
(IN CANADIAN DOLLARS)
--------------------------------------------------------------------------------


ASSETS

CURRENT
     Cash                                                          $    697,359
     Accounts receivable (net of $318,564 allowance for
         doubtful accounts)                                           6,036,511
     Income taxes recoverable                                           498,548
     Inventories (Note 5)                                            16,673,832
     Other assets                                                     1,098,054
     Due from related party (Note 13)                                   379,414
--------------------------------------------------------------------------------
                                                                     25,383,718
LONG-TERM INVESTMENTS (Note 6)                                        6,979,958
CAPITAL ASSETS (Note 7)                                              45,675,483
INTANGIBLES (Note 8)                                                  7,325,412
DERIVATIVE INSTRUMENTS (Note 11)                                     11,802,508
DEFERRED FINANCING COSTS                                                 28,441
--------------------------------------------------------------------------------
                                                                   $ 97,195,520
================================================================================

LIABILITIES

CURRENT
     Bank indebtedness (Note 9)                                    $  6,661,574
     Accounts payable and accruals                                   13,124,750
     Deferred income taxes (Note 10)                                  2,298,826
     Current portion of long-term debt (Note 9)                      25,005,860
--------------------------------------------------------------------------------
                                                                     47,091,010
LONG-TERM DEBT (Note 9)                                               2,359,957
DEFERRED INCOME TAXES (Note 10)                                       3,905,964
--------------------------------------------------------------------------------
                                                                     53,356,931
--------------------------------------------------------------------------------

COMMITMENTS (Note 11)

STOCKHOLDERS' EQUITY
CAPITAL STOCK (Note 12)                                                 270,949
RETAINED EARNINGS                                                    43,355,076
ACCUMULATED OTHER COMPREHENSIVE INCOME                                  212,564
--------------------------------------------------------------------------------
                                                                     43,838,589
--------------------------------------------------------------------------------
                                                                   $ 97,195,520
================================================================================

           See accompanying notes to the combined financial statements

CONCORD CONFECTIONS INC., TERRA ROUGE ESTATES INC.
AND ALPHARETTA CONFECTIONS INC.
COMBINED STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 2003
(IN CANADIAN DOLLARS)
--------------------------------------------------------------------------------


SALES                                                              $104,723,370

COST OF GOODS SOLD                                                   73,903,551
--------------------------------------------------------------------------------
GROSS PROFIT                                                         30,819,819
--------------------------------------------------------------------------------

EXPENSES
     Selling, general and administrative                             34,302,418
     Foreign exchange gains (Note 14)                               (24,509,149)
     Interest and bank charges, net                                   1,434,684
--------------------------------------------------------------------------------
                                                                     11,227,953
--------------------------------------------------------------------------------

INCOME BEFORE UNDERNOTED ITEMS                                       19,591,866

EQUITY INCOME IN LONG-TERM INVESTMENTS                                  762,918
--------------------------------------------------------------------------------
INCOME BEFORE INCOME TAXES                                           20,354,784
--------------------------------------------------------------------------------

INCOME TAXES
     Current                                                          1,486,000
     Deferred                                                         5,065,000
--------------------------------------------------------------------------------
                                                                      6,551,000
--------------------------------------------------------------------------------
NET INCOME                                                         $ 13,803,784
================================================================================

           See accompanying notes to the combined financial statements


CONCORD CONFECTIONS INC., TERRA ROUGE ESTATES INC.
AND ALPHARETTA CONFECTIONS INC.
COMBINED STATEMENT OF STOCKHOLDERS' EQUITY
YEAR ENDED DECEMBER 31, 2003
(IN CANADIAN DOLLARS)
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                          Accumulated
                                                                                                            Other
                                                                         Comprehensive    Retained       Comprehensive    Common
                                                           TOTAL            Income        Earnings          Income         Stock
                                                       --------------   -------------  ---------------  --------------   -----------

Balance at beginning of year                            $ 30,847,335    $          -     $ 30,051,292        $525,094       $270,949
     Comprehensive income
        Net income                                        13,803,784      13,803,784       13,803,784               -              -
        Other comprehensive loss, net of tax
           Foreign currency translation adjustments         (312,530)       (312,530)               -                              -
                                                                        -------------

        Other comprehensive loss                                   -        (312,530)               -        (312,530)             -
                                                                        -------------

     Comprehensive income                                          -    $ 13,491,254                -               -              -

     Dividends                                              (500,000)                        (500,000)              -              -
                                                       --------------                  ---------------  --------------   -----------

Balance at end of year                                  $ 43,838,589                     $ 43,355,076        $212,564       $270,949
                                                       ==============                  ===============  ==============   ===========

                                     See accompanying notes to the combined financial statements

                                                                                                                        Page 3 of 16


AND ALPHARETTA CONFECTIONS INC.
Combined Statement of Cash Flows
YEAR ENDED DECEMBER 31, 2003
(IN CANADIAN DOLLARS)
--------------------------------------------------------------------------------


NET INFLOW (OUTFLOW) OF CASH RELATED
     TO THE FOLLOWING ACTIVITIES

OPERATING
     Net income                                                     $13,803,784
     Items not affecting cash
        Depreciation and amortization                                 4,187,208
        Equity income in long-term investments                         (762,918)
        Derivative instruments                                      (14,308,598)
        Deferred income taxes                                         5,065,000
        Foreign exchange                                               (391,444)
        Change in accounts receivable                                 1,026,179
        Change in income tax recoverable                                  5,754
        Change in inventories                                        (4,160,874)
        Change in other assets                                           50,669
        Change in due from related party                               (339,424)
        Change in account payable and accruals                          679,879
     Dividends received from long-term investments                    1,000,212
--------------------------------------------------------------------------------
                                                                      5,855,427
--------------------------------------------------------------------------------

INVESTING
     Acquisition (Note 4)                                           (10,811,346)
     Disposal of capital assets                                          52,900
     Purchase of capital assets                                      (1,772,854)
     Purchase of trademarks                                             (75,000)
--------------------------------------------------------------------------------
                                                                    (12,606,300)
--------------------------------------------------------------------------------

FINANCING
     Repayment of mortgage payable                                     (508,619)
     Repayment of term bank loans                                    (3,944,271)
     Increase in term bank loans                                     13,781,795
     Bank indebtedness                                               (1,822,218)
     Due to Fleer Espanola, S.A.                                        (71,144)
     Dividends paid                                                    (500,000)
--------------------------------------------------------------------------------
                                                                      6,935,543
--------------------------------------------------------------------------------

CHANGE IN CASH                                                          184,670

CASH, BEGINNING OF YEAR                                                 512,689
--------------------------------------------------------------------------------
CASH, END OF YEAR                                                   $   697,359
================================================================================

SUPPLEMENTARY CASH FLOW INFORMATION
     Interest paid                                                  $ 1,507,530
     Income taxes paid                                              $ 1,623,964

           See accompanying notes to the combined financial statements

CONCORD CONFECTIONS INC., TERRA ROUGE ESTATES INC.
AND ALPHARETTA CONFECTIONS INC.
NOTES TO THE COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2003
(IN CANADIAN DOLLARS, UNLESS OTHERWISE SPECIFIED)
--------------------------------------------------------------------------------


1.   NATURE OF BUSINESS

     The combined company which includes Concord Confections Inc. ("Concord"), Terra Rouge Estates Inc. ("Terra Rouge") and Alpharetta Confections Inc. ("Alpharetta") (collectively the "Company"), all companies that are commonly owned, is engaged in the business of manufacturing and selling various confectionery products.

2.   BASIS OF PRESENTATION

     Combination

     These combined financial statements combine the accounts of Concord, Terra Rouge and Alpharetta. The accounts of Concord include the accounts of its wholly-owned subsidiaries, Concord Wax LLC and Impel Movie Line Inc.

     All significant intercompany balances and transactions have been eliminated in the combined financial statements.

3.   SIGNIFICANT ACCOUNTING POLICIES

     Inventories

     Raw materials, work-in-process and finished goods are valued at the lower of cost and net realizable value. Cost is determined on a first-in, first-out basis.

     Capital assets

     Capital assets are stated at cost net of accumulated amortization. Amortization is provided using the following rates:

                 Machinery and equipment    -   10% straight-line
                 Dies and plates            -   50% straight-line
                 Leasehold improvements     -   10% straight-line
                 Office equipment           -   20% straight-line
                 Building                   -   4% declining balance

     The Company reviews capital assets for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. An impaired asset is written down to its estimated fair value based upon most recent information available. Estimated fair value is generally measured by discounting estimated cash flows developed by Company's management.

CONCORD CONFECTIONS INC., TERRA ROUGE ESTATES INC.
AND ALPHARETTA CONFECTIONS INC.
NOTES TO THE COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2003
(IN CANADIAN DOLLARS, UNLESS OTHERWISE SPECIFIED)
--------------------------------------------------------------------------------


3.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Intangibles

     Effective January 1, 2002, the Company adopted the provisions of Statement of Financial Accounting Standards ("SFAS") No. 142 "Goodwill and Other Intangibles" ("SFAS 142") which addresses the recognition and measurement of goodwill and other intangibles subsequent to a business combination. Intangibles consist of trademarks acquired by the Company and a non-competition agreement entered into by the Company. Management has determined that the trademarks have indefinite useful lives. They are generally renewable every 10 years. The cost of renewal is considered to be minimal and the Company intends to renew the trademarks continuously, consistent with prior renewals of the trademarks. Management has analyzed the trademarks and has concluded that they will generate positive cashflows for the Company for an indefinite period of time. As a result, upon adoption of SFAS 142 the Company ceased amortizing the trademarks. The non-competition agreement is amortized on a straight-line basis over 5 years.

     Intangible assets with an indefinite life are reviewed annually for impairment, unless events or changes in circumstances indicate that the carrying value may not be recoverable. The impairment is determined by comparing the expected future discounted cash flows to be generated by the intangible assets with its carrying amount. If the carrying value exceeds the sum of the future discounted cash flows, the asset will be adjusted to its fair value and an impairment loss would be charged to operations in the period identified. Intangible assets with a finite life are tested for recoverability whenever events or changes in circumstances indicate that their carrying amount may not be recovered.

     Revenue recognition

     Revenue, net of applicable provisions for discounts, returns, allowances, and volume rebates, is recognized when title of goods is passed to the customer and collectibility is reasonably assured. Freight costs are recorded as cost of sales.

     Foreign exchange transactions

     Monetary assets and liabilities denominated in foreign currencies are translated into Canadian dollars at the rate of exchange prevailing at the balance sheet date. Revenues and expenses are translated using the average rate of exchange for the period. Exchange gains and losses are included in income.

     The functional currency of entities located in Spain is the Euro. Assets and liabilities of this entity are translated into Canadian dollars using the exchange rate at the balance sheet date while associated revenues and expenses are translated at the average rate for the period. Exchange gains and losses resulting from this translation are included in other comprehensive income.

CONCORD CONFECTIONS INC., TERRA ROUGE ESTATES INC.
AND ALPHARETTA CONFECTIONS INC.
NOTES TO THE COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2003
(IN CANADIAN DOLLARS, UNLESS OTHERWISE SPECIFIED)
--------------------------------------------------------------------------------


3.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Income taxes

     The Company has adopted the asset and liability method of accounting for income taxes. Under this standard, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the consolidated financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. In addition, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date.

     Financial instruments

     All derivative financial instruments are recognized in the financial statements and measured at fair value regardless of the purpose or intent for holding them. Changes in the fair value of derivative financial instruments are recognized in income.

     New accounting policies

     Effective January 1, 2003, the Company adopted SFAS No. 143, "Accounting for Asset Retirement Obligations" ("SFAS 143"), which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. As the Company does not have asset retirement obligation, there is no impact, upon adoption of this standard on the Company's financial position and results of operations in the current year.

     Effective January 1, 2003, the Company adopted the accounting requirements of FASB issued Interpretation No. 45 "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" ("FIN 45"). FIN 45 defines guarantees to include indemnifications granted pursuant to contractual arrangements as well as contingent consideration. The Company does not have any guarantees other than those already disclosed in the financial statements.

     Use of estimates

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingencies at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates are used when accounting for items including but not limited to allowance for doubtful accounts, inventory obsolescence, amortization, asset valuations, accruals and other provisions and contingencies.

CONCORD CONFECTIONS INC., TERRA ROUGE ESTATES INC.
AND ALPHARETTA CONFECTIONS INC.
NOTES TO THE COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2003
(IN CANADIAN DOLLARS, UNLESS OTHERWISE SPECIFIED)
--------------------------------------------------------------------------------


4.   ACQUISITION

     On June 26, 2003, the Company purchased certain assets from Philadelphia Chewing Gum Corporation and Gum Base International, Inc. for cash consideration of $10,811,346. This purchase was accounted for using the purchase method as follows:

     Assets acquired at fair value
          Inventory                                                $  4,262,832
          Equipment                                                   1,443,194
          Intangibles                                                 5,105,320
     ---------------------------------------------------------------------------
     Consideration                                                 $ 10,811,346
     ===========================================================================

     The intangibles acquired are trademarks of $4,766,370 and a non-competition agreement of $338,950. The trademarks have an indefinite life and are not amortized, and the non-competition is amortized on a straight-line basis over its life of five years.

5.   INVENTORIES

     Raw materials                                                 $  4,000,852
     Work-in-process                                                    711,517
     Finished goods                                                  11,961,463
     ---------------------------------------------------------------------------
                                                                   $ 16,673,832
     ===========================================================================

6.   LONG-TERM INVESTMENTS

     Fleer Espanola, S.A.                                          $  6,875,269
     Dr. Torrents, S.A.                                                 121,156
     ---------------------------------------------------------------------------
                                                                      6,996,425
     Due to Fleer Espanola, S.A.                                        (16,467)
     ---------------------------------------------------------------------------
                                                                   $  6,979,958
     ===========================================================================

     The Company effectively has a 50% investment in the common shares of each of Fleer Espanola, S.A. and Dr. Torrents, S.A. These shares are held through a wholly owned subsidiary and are accounted for in these combined financial statements using the equity method of accounting.

CONCORD CONFECTIONS INC., TERRA ROUGE ESTATES INC.
AND ALPHARETTA CONFECTIONS INC.
NOTES TO THE COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2003
(IN CANADIAN DOLLARS, UNLESS OTHERWISE SPECIFIED)
--------------------------------------------------------------------------------


7.   CAPITAL ASSETS

                                                   ACCUMULATED
                                                  DEPRECIATION
                                                       AND           NET BOOK
                                    COST          AMORTIZATION         VALUE
                               ---------------   ---------------   -------------

     Land                        $  8,529,798      $          -     $  8,529,798
     Machinery and equipment       30,138,195        14,280,938       15,857,257
     Dies and plates                2,988,604         2,631,668          356,936
     Leasehold improvements         4,265,207         2,152,890        2,112,317
     Office equipment               2,138,182         1,866,019          272,163
     Building                      21,110,808         3,565,903       17,544,905
     Deposits on capital assets     1,002,107                 -        1,002,107
     ---------------------------------------------------------------------------
                                 $ 70,172,901      $ 24,497,418     $ 45,675,483
     ===========================================================================

8.   INTANGIBLES

     Indefinite life intangibles

     Trademarks                                                     $ 7,020,357
     ---------------------------------------------------------------------------

     Finite life intangibles

     Non-competition agreement                                          338,950
     Accumulated amortization                                            33,895
     ---------------------------------------------------------------------------
                                                                        305,055
     ---------------------------------------------------------------------------
                                                                    $ 7,325,412
     ===========================================================================

9.   LONG-TERM DEBT

     Term loan A (i)                                               $ 12,145,333
     Term loan B (ii)                                                12,315,101
     Mortgage payable (iii)                                           2,905,383
     ---------------------------------------------------------------------------
     Total debt                                                      27,365,817

     Less current portion                                            25,005,860
     ---------------------------------------------------------------------------
     Long-term debt                                                $  2,359,957
     ===========================================================================

     (i) The Company entered into a banking facility (the "Term Loan A") dated May 27, 2003. Term Loan A provides the Company with secured facilities of up to $13,500,000 and U.S. $10,700,000, and up to $45,000,000
          available by the way of forward foreign exchange content exposure. It is secured by a general security agreement with specific charges on equipment, inventories, a general assignment of book debts, a pledge of all issued and outstanding shares of each subsidiary and

CONCORD CONFECTIONS INC., TERRA ROUGE ESTATES INC.
AND ALPHARETTA CONFECTIONS INC.
NOTES TO THE COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2003
(IN CANADIAN DOLLARS, UNLESS OTHERWISE SPECIFIED)
--------------------------------------------------------------------------------


          commitments by the shareholders. The Banker's Acceptance rate as at December 31, 2003 was 2.74%. Term Loan A consists of the following:

9.   LONG-TERM DEBT (CONTINUED)

     (i)  (continued)

          (a) A demand reducing credit facility for up to U.S. $2,700,000. This facility bears interest at the Banker's Acceptance rate plus 1.25%. Dependent on the Company's ability to meet prescribed ratios as set out in the Term Loan A agreement, the interest rate on this facility may be increased up to the Banker's Acceptance rate plus 2.125%. As at December 31, 2003, the utilized amount of this facility is $2,593,000 (U.S. $2,000,000).

          (b) A demand revolving reducing credit facility for up to $5,000,000 to fund capital expenditures. This facility bears interest at the Banker's Acceptance rate plus 1.25%. Dependent on the Company's ability to meet prescribed ratios as set out in the credit agreement, the interest rate on this facility may be increased up to the Banker's Acceptance rate plus 2.125%. As at December 31, 2003, $600,000 has been utilized.

          (c) A treasury risk management facility for up to $15,000,000 in notional risk content as determined by the bank. As at December 31, 2003, the utilized amount of this facility is nil.

          (d) A demand reducing credit facility of up to U.S. $8,000,000 to acquire certain assets of Philadelphia Chewing Gum Corporation and Gum Base International, Inc. The term bank loan bears interest at LIBOR plus 1.25%. Dependent on the Company's ability to meet prescribed ratios as set out in the credit agreement, the interest rate on the term bank loan may be increased up to LIBOR plus 2.125%. The outstanding balance at December 31, 2003 is $8,952,333 (U.S. $6,905,000).

          Also included in this banking facility is a demand uncommitted credit facility for up to $8,500,000, which bears interest at the bank's prime rate. As at December 31, 2003, $6,661,574 of the facility was utilized. This amount is accounted for as bank indebtedness.

     (ii) The Company entered into a banking facility (the "Term Loan B") dated June 10, 2002. Term Loan B provides the Company with secured facilities of up to $14,431,538 and a treasury risk management line for a maximum of $1,500,000 in notional risk content as determined by the bank. It is secured by a general security agreement with mortgages on 519 North Rivermede Road, Concord, ON, Canada and 345 Courtland Avenue, Vaughan, ON, Canada and specific charges on capital assets and rent receivable. The Bankers Acceptance rate as at December 31, 2003 was 2.74%. Term Loan B consists of the following:

          (a) A committed non-revolving credit facility for up to $365,538, which bears interest at 6.89%. As at December 31, 2003, the utilized amount of this facility is nil.

CONCORD CONFECTIONS INC., TERRA ROUGE ESTATES INC.
AND ALPHARETTA CONFECTIONS INC.
NOTES TO THE COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2003
(IN CANADIAN DOLLARS, UNLESS OTHERWISE SPECIFIED)
--------------------------------------------------------------------------------


          (b) A demand non-revolving reducing credit facility for up to $2,800,000 which bears interest at the Banker's Acceptance rate plus 1.25%. Dependent on the Company's ability to meet prescribed ratios as set out in the Term Loan B agreement, the interest rate on this facility may be increased up to the Banker's Acceptance rate plus 2.125%. As at December 31, 2003, the utilized amount of this facility is $2,265,101.

CONCORD CONFECTIONS INC., TERRA ROUGE ESTATES INC.
AND ALPHARETTA CONFECTIONS INC.
NOTES TO THE COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2003
(IN CANADIAN DOLLARS, UNLESS OTHERWISE SPECIFIED)
--------------------------------------------------------------------------------


9.   LONG-TERM DEBT (CONTINUED)

     (ii) (continued)

          (c) A demand non-revolving reducing facility for up to $11,266,000, which bears interest at the Banker's Acceptance rate plus 1.25%, Dependent on the Company's ability to meet prescribed ratios as set out in the Term Loan B agreement, the interest rate on this facility may be increased up to the Banker's Acceptance rate plus 2.125%. As at December 31, 2003, the utilized amount of this facility is $10,050,000.

          (d) A treasury risk management facility up to $1,500,000 in notional risk content as determined by the bank. As at December 31, 2003, this facility remains unutilized.

     (iii) The Company entered into a mortgage facility (the "Mortgage Facility") dated July 23, 1998. The Mortgage Facility is secured by the land and building of 345 Courtland Avenue, which bears interest at 7.11%. The outstanding balance at December 31, 2003 is $2,905,383,
           o fwhich $545,426 is current.

     During the year ended December 31, 2003, $1,344,795 of interest expense was incurred on the bank loans.

     At December 31, 2003, the prime rate was 4.50% and LIBOR rate was 1.12%.

     The long-term debt is repayable as follows:

                        2004                  $ 25,005,860
                        2005                       584,895
                        2006                       627,220
                        2007                       672,608
                        2008                       475,234
                        -----------------------------------
                                              $ 27,365,817
                        ===================================

     On August 30, 2004, the Company repaid all amounts, under Term Loan A, Term Loan B and the Mortgage Facility.

CONCORD CONFECTIONS INC., TERRA ROUGE ESTATES INC.
AND ALPHARETTA CONFECTIONS INC.
NOTES TO THE COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2003
(IN CANADIAN DOLLARS, UNLESS OTHERWISE SPECIFIED)
--------------------------------------------------------------------------------


10.  INCOME TAXES

     The provision for income taxes reflects an effective tax rate which differs from the statutory corporate tax rates as follows:

     Combined basic statutory Canadian rate                               34.00%
     ===========================================================================

     Tax provision on combined basic
          statutory Canadian rate                                   $ 6,920,627

     Differences in foreign tax rates                                  (369,627)
     ---------------------------------------------------------------------------
                                                                    $ 6,551,000
     ===========================================================================

     The components of the Company's net deferred income tax liability are as follows:

     Fair value of derivative instruments not recognized
          for tax until realized                                    $ 4,000,000
     Carrying value of property, plant and equipment in
          excess of tax value                                         1,991,940
     Other                                                              212,850
     ---------------------------------------------------------------------------
                                                                    $ 6,204,790
     ===========================================================================

11.  COMMITMENTS

     As part of the Company's foreign currency risk management strategy, the Company hedges a portion of its anticipated monthly future U.S. dollar revenues with the use of foreign currency contracts to protect against potential declines in the Canadian dollar equivalent amounts due to changes in exchange rates. As at December 31, 2003 the Company had foreign exchange contracts to sell U.S. $46,000,000 over a period ending October 31, 2005 at exchange rates varying from Canadian $1.3476 to $1.6114. At December 31, 2003, the fair value of these contracts is $11,802,508.

CONCORD CONFECTIONS INC., TERRA ROUGE ESTATES INC.
AND ALPHARETTA CONFECTIONS INC.
NOTES TO THE COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2003
(IN CANADIAN DOLLARS, UNLESS OTHERWISE SPECIFIED)
--------------------------------------------------------------------------------


12.  CAPITAL STOCK

     Capital stock consists of the following:

     Authorized
       Unlimited number of Class A and Class B
                 Concord Confections Inc. common shares
       Unlimited number of Terra Rouge Estates Inc. first
                 preference shares of no par value, voting,
                 15% cumulative
       Unlimited number of Terra Rouge Estates Inc. second
                 preference shares of no par value, non-voting,
                 12% non-cumulative
       Unlimited number of Terra Rouge Estates Inc. third
                 preference shares of no par value, non-voting,
                 10% non-cumulative
       Unlimited number of Terra Rouge Estates Inc. and
                 Alpharetta Confections Inc. common shares
     Issued and outstanding
          10,000 Class A common shares (Concord Confections Inc.)     $ 269,528
              99 common shares (Terra Rouge Estates Inc.)                    99
             100 common shares (Alpharetta Confections Inc.)              1,322
     ---------------------------------------------------------------------------
                                                                      $ 270,949
     ===========================================================================

13.  RELATED PARTY TRANSACTIONS AND COMMITMENTS

     During the year, the Company paid consulting expenses to a company under common control in the amount of $1,798,574 (U.S. $1,283,779). The Company paid on behalf of this company $1,997,990 (U.S. $1,426,117) of various expenses. As at December 31, 2003, $184,541 (U.S. $142,338) was receivable from this company. This advance is due upon demand and bears no interest.

     During the year, the Company paid $14,505,733 (including U.S.$2,170,372) in compensation to the shareholder group. As at December 31, 2003, $194,873 (U.S.$150,307) was receivable from this group. This advance is due upon demand and bears no interest.

CONCORD CONFECTIONS INC., TERRA ROUGE ESTATES INC.
AND ALPHARETTA CONFECTIONS INC.
NOTES TO THE COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2003
(IN CANADIAN DOLLARS, UNLESS OTHERWISE SPECIFIED)
--------------------------------------------------------------------------------


14.  FINANCIAL INSTRUMENTS

     (a)  Foreign currency rate risk

          The Company realizes a significant portion of its sales in U.S. dollars. The Company also has U.S. purchases of inventory and capital assets that require repayment in U.S. dollars. Potential currency fluctuations could have a significant impact on the profitability of the Company. The risk is partially reduced by the natural hedge of U.S. dollar revenues and purchases. The Company has also entered into forward sales contracts for U.S. dollars (see Note 11). The Company had foreign exchange gains of $24,509,149 in 2003. A gain of $14,308,598 results from the change in the fair value in forward foreign exchange contracts outstanding at December 31, 2003, $3,815,000 results from the early settlement of outstanding hedges in December 2003, $6,026,225 relates to net foreign exchange gains on settlement of derivatives on their maturity date and the remaining balance of $359,326 relates to net foreign exchange adjustments to assets and liabilities held in U.S. dollars.

          On August 2, 2004 the Company settled certain forward foreign exchange contracts prior to their stated maturity dates for gains of $6,285,600.

     (b)  Credit risk

          Credit risk arises from potential that counterparties will fail to perform their obligations. The Company is exposed to credit risk from customers, however the risk is mitigated by proactive credit management policies.

     (c)  Interest rate risk

          The Company has long-term debt which bears interest at floating rates. As a result, the Company's cash flow is exposed to changes in floating rates.

     (d)  Commodity price risk

          The Company's cash flow is subject to changes in commodity prices.

     (e)  Fair value of financial instruments

          The carrying amount of cash, accounts receivable, income taxes, bank indebtedness and accounts payable and accruals approximates their fair value because of the near-term maturity of those instruments.

          The estimated fair values of the due from related parties and term bank loans approximate their carrying amounts in the financial statement as their stated interest rates approximate market interest rates.

CONCORD CONFECTIONS INC., TERRA ROUGE ESTATES INC.
AND ALPHARETTA CONFECTIONS INC.
NOTES TO THE COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2003
(IN CANADIAN DOLLARS, UNLESS OTHERWISE SPECIFIED)
--------------------------------------------------------------------------------


15.  ECONOMIC DEPENDENCE

     During the year ended December 31, 2003, there was one customer with sales exceeding 10% of total sales and one customer with accounts receivable exceeding 10% of the total trade accounts receivable balance.

     In 2003, greater than 95% of the Company's sales are to customers in the United States.

     During the year, there were two suppliers from whom the Company made purchases that exceeded 10% of the total raw material and packaging purchases.

16.  SEGMENTED INFORMATION

     The Company operates in the manufacturing sales of confectionery products with three distinct operating segments. The three segments are Concord, Terra Rouge and Alpharetta.

     Concord manufactures and sells confectionery products, Terra Rouge holds real estate investments, some of which are used by Concord in its operations. Alpharetta functions as a marketing and sales company selling Concord products in the United States.

     The accounting policies used in the segmented entities is consistent with those in Note 3.

     Operating segments                                       Terra
                                         Concord              Rouge            Alpharetta            Combined
                                    ------------------   ----------------   -----------------   ------------------

     Sales                              $ 103,474,300       $  2,708,570          $9,947,879        $ 116,130,749
     Intercompany sales                             -         (1,459,500)         (9,947,879)         (11,407,379)
     -------------------------------------------------------------------------------------------------------------
                                        $ 103,474,300       $  1,249,070        $          -        $ 104,723,370
     =============================================================================================================

     Assets                             $  78,069,182       $ 19,032,344        $     93,994        $  97,195,520
     =============================================================================================================

     Capital assets                     $  19,969,444       $ 25,690,033        $     16,006        $  45,675,483
     =============================================================================================================

     Net income (loss)                  $  25,335,187       $ (1,583,200)       $ (9,948,203)       $  13,803,784
     =============================================================================================================

     Geographic information                                                    United States
                                                                                   and
                                                              Canada          International          Combined
                                                         ----------------   -----------------   ------------------

     Sales                                                  $  7,249,198        $ 97,474,172        $ 104,723,370
     =============================================================================================================

     Capital assets and intangibles                         $ 51,190,296        $  1,810,599        $  53,000,895
     =============================================================================================================

                                                                                                    Page 16 of 16


CONCORD CONFECTIONS INC., TERRA ROUGE ESTATES INC.
AND ALPHARETTA CONFECTIONS INC.
NOTES TO THE COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2003
(IN CANADIAN DOLLARS, UNLESS OTHERWISE SPECIFIED)
--------------------------------------------------------------------------------


17.  SUBSEQUENT EVENT

     On August 30, 2004, Tootsie Roll Industries, Inc. and its affiliate companies completed an asset purchase transaction of the Company, pursuant to a purchase agreement dated August 11, 2004 and as amended by a purchase agreement dated August 27, 2004.

18.  PENDING ACCOUNTING STANDARDS

     In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN 46"). FIN 46 clarifies the application of Accounting Research Bulletin No. 51 - Consolidated Financial Statements to those entities defined as "Variable Interest Entities" in which equity investors do not have the characteristics of a "controlling financial interest" or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. In December 2003, the FASB issued a revision to FIN 46 ("FIN 46R") to clarify certain provisions of FIN 46. FIN 46R applies immediately to all Variable Interest Entities created after December 31, 2003, and by the beginning of the first annual reporting period commencing after December 15, 2004 for all other variable interest entities. FIN 46R is not expected to have an impact on the financial position or results of the Company.

     The Company has considered other pending accounting standards but none are expected to have a material impact on the financial position or results of the Company.

                                                                   Page 17 of 16